TAXATION	12 Months Ended
Dec. 31, 2019
TAXATION
TAXATION

5 Taxation

Accounting policy

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or non-deductible. It is calculated using tax rates that have been enacted or substantively enacted as at the balance sheet date.

The Group operates in numerous tax jurisdictions around the world. It is Group policy to submit its tax returns to the relevant tax authorities within statutory time limits. At any given time, the Group typically is involved in tax audits and other disputes and will have other tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision whenever necessary. The ultimate tax liability may differ from the amount provided depending on factors including interpretations of tax law and settlement negotiations.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised: for temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date taking into account the recoverability of the deferred tax assets, future profitability and any restrictions on use. The Group considers available evidence to assess the future profitability over a 5 year period and any material unrecognised deferred tax assets are disclosed in Note 5.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted as at the balance sheet date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, the Group intends to settle its current tax assets and liabilities on a net basis, offset is permissible according to the relevant jurisdiction’s tax laws and that authority permits the Group to make a single net payment.

5 Taxation continued

5.1 Taxation charge attributable to the Group

	2019	2018	2017
	$ million	$ million	$ million
Current taxation:
UK corporation tax	27	27	23
Overseas tax	140	131	177
Current income tax charge	167	158	200
Adjustments in respect of prior periods	(11)	(33)	(60)
Total current taxation	156	125	140
Deferred taxation:
Origination and reversal of temporary differences	(9)	(3)	32
Changes in tax rates	3	1	(49)
Adjustments to estimated amounts arising in prior periods	(7)	(5)	(11)
Total deferred taxation	(13)	(7)	(28)
Total taxation as per the income statement	143	118	112
Taxation in other comprehensive income	(2)	(4)	9
Taxation in equity	(1)	(1)	3
Taxation attributable to the Group	140	113	124

The 2019 and 2018 net prior period adjustments of $18m and $38m respectively mainly relate to the expiry of statute of limitations and tax accrual to tax return adjustments, partially offset by an increase in certain other tax provisions. The 2017 net prior period adjustment benefit of $71m mainly relates to provision releases following agreement reached with the IRS on US tax matters after the conclusion of US tax audits in 2017, provision releases on the expiry of statute of limitations and tax accrual to tax return adjustments, partially offset by an increase in certain other tax provisions.

Included in the total 2017 tax charge is a $32m net benefit as a result of the US tax reform legislation enacted in December 2017, which comprises a benefit from a revaluation of deferred tax balances included within changes in tax rates, partially offset by a current tax charge relating to the deemed repatriation of foreign profits not previously taxed in the US.

Total taxation as per the income statement of $143m includes a $68m net credit (2018: $51m net credit, 2017: $58m net credit) as a consequence of restructuring and rationalisation related costs, acquisition and disposal related items, amortisation and impairment of acquisition intangibles and legal and other items.

Factors affecting future tax charges

The Group operates in numerous tax jurisdictions around the world and is subject to factors that may affect future tax charges including transfer pricing, tax rate changes, tax legislation changes, tax authority interpretation, expiry of the statute of limitations, tax litigation, and resolution of tax audits and disputes.

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. Current tax payable of $243m (2018: $223m) includes $201m (2018: $178m) in relation to uncertain tax positions which relate to multiple issues across the jurisdictions in which the Group operates. Other creditors includes $17m (2018: $8m) of other interest on these provisions. The application of IFRIC 23 has not given rise to a material impact on the tax risk provisions. Other receivables includes $21m (2018: $nil) of tax receivables relating to payments on account and repayments due in a number of jurisdictions.

The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise from unagreed years, tax audits and disputes, the majority of which relate to transfer pricing matters, as would be expected for a Group operating internationally. However, the actual liability for any particular issue may be higher or lower than the amount provided, resulting in a negative or positive effect on the tax charge in any given year. A reduction in the tax charge may also arise for other reasons such as an expiry of the relevant statute of limitations. Whilst the impact can vary from year-to-year, we believe the possibility of a material adverse impact on the tax charge for 2020 is remote. Depending on the final outcome of certain tax audits which are currently in progress or possible statute of limitations expiry or other factors, a credit to the tax charge could arise. In respect of the risk provided for at 31 December 2019, we envisage circumstances that would result in a credit equal to more than approximately half of the provisions held to be unlikely.

A factor that may have a future effect on our tax charge is the decision by the European Commission (EC), published in April 2019, that the UK CFC financing exemption rules between 2013 and 2018 partially constituted illegal State Aid. The UK government and many potentially affected taxpayers, including us, have applied to the European Court of Justice (ECJ) for annulment of the EC’s decision. At the EC’s request, HM Revenue and Customs (HMRC) requested, from potentially affected companies, certain information and facts in order to review whether there may be a potential liability, were the EC’s position to be upheld, to which we fully responded within HMRC’s specified timeframe. The amount of tax ultimately due, if any, will depend both on generic technical legislative interpretation and company-specific facts and circumstances. HMRC is under a legal obligation to collect potentially underpaid tax ahead of the determination of the appeals by the ECJ; however, how it will seek to quantify such amounts is unclear, and as of the 14 February 2020 we had received no assessment or other demand. If the EC decision were ultimately to be upheld on generic technical legislative grounds, subject to any relief based on company-specific facts and circumstances, we calculate our maximum potential liability as at 31 December 2019, to be approximately $150m. Based on current information, we do not consider it can reasonably be concluded that it is more likely than not that any liability would arise, or that any such liability could be quantified with sufficient accuracy, in order to recognise any provision in respect of this matter at the present time.

The UK Government amended the UK CFC legislation with effect from 1 January 2019 which removed many of the technical grounds on which the current ECJ appeals rely and the position has therefore become more dependent on tests around company-specific facts and circumstances. As an international group with significant management based overseas, we would expect wholly or partly to meet such tests; however, given current uncertainties around legislative interpretation, our provisions include an allowance for such uncertainties, which is not material to the overall Group tax charge.

In December 2016, the Group appealed to the First Tier Tribunal against a decision by HMRC relating to the UK tax deductibility of historic foreign exchange losses. The decision of the Tribunal was released on 8 February 2017, which upheld the Group’s appeal. HMRC appealed against this decision, and their appeal was heard by the Upper Tribunal in June 2018. The decision was released on 29 November 2018, which upheld the decision of the First Tier Tribunal. HMRC was granted leave to appeal in the Court of Appeal, for which the hearing concluded on 15 January 2020. The Court tentatively indicated that a decision will be released in or around April 2020. Following that decision, the unsuccessful party would have the right to make an application for leave to appeal to the UK Supreme Court. If HMRC was ultimately unsuccessful in the litigation process, the Group’s tax charge would be reduced in the year of success. No tax benefit for these losses has been taken to date. Should the case become final and be decided in the Group’s favour in 2020, we estimate that we would receive a tax refund of approximately $100m. In addition, there would be losses remaining which would be potentially available to offset future profits, the benefit of which would depend on future facts and circumstances.

In 2016, the UK Government enacted legislation to reduce the main rate of UK statutory corporation tax to 19.0% from 1 April 2017 and 17.0% from 1 April 2020. However, the UK Government recently announced an intention for the planned corporation tax reduction to 17.0% to be postponed indefinitely. While it is expected that legislation to this effect will be enacted in the coming months, as this had not been enacted or substantively enacted as at 31 December 2019, UK deferred tax has been calculated based on a 17.0% rate, the impact of which on the current year tax charge is not material.

5 Taxation continued

The UK standard rate of corporation tax for 2019 is 19.0% (2018: 19.0%, 2017: 19.3%). Overseas taxation is calculated at the rates prevailing in the respective jurisdictions. The table below reconciles the expected tax charge at the UK statutory rate with the actual tax charge:

	2019	2018	2017
	$ million	$ million	$ million
Profit before taxation	743	781	879
Expected taxation at UK statutory rate of 19.0% (2018: 19.0%, 2017: 19.3%)	141	148	169
Differences in overseas taxation rates[1]	9	(5)	48
Benefit of US manufacturing deduction	–	–	(9)
R&D credits	(8)	(6)	(3)
Tax losses not recognised	–	4	10
Utilisation of previously unrecognised tax losses	(2)	(1)	(6)
Impact of US tax reform	–	–	(32)
Expenses not deductible for tax purposes	18	15	11
Change in tax rates	3	1	(5)
Adjustments in respect of prior years[2]	(18)	(38)	(71)
Total taxation as per the income statement	143	118	112
1	Mainly relates to profits taxed in the US at a rate higher than the UK statutory rate and includes the impact of intra group loans provided to finance US acquisitions and business operations.
2	The adjustments in respect of prior years are explained on page 144.

5.2 Deferred taxation

Movements in the main components of deferred tax assets and liabilities were as follows:

					Inventory,
	Accelerated		Retirement		provisions,
	tax		benefit	Macrotexture	losses and other
	depreciation	Intangibles	obligations	claims	differences	Total
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2017	(50)	(143)	7	33	183	30
Adjustment on initial application of IFRS 9	–	–	–	–	3	3
Adjusted balance at 1 January 2018	(50)	(143)	7	33	186	33
Exchange adjustment	–	2	–	–	(7)	(5)
Movement in income statement – current year	11	14	–	(33)	11	3
Movement in income statement – prior years	(12)	1	4	–	12	5
Movement in other comprehensive income	–	–	(6)	–	(3)	(9)
Movement in equity	–	–	–	–	1	1
Changes in tax rate	(1)	–	–	–	–	(1)
At 31 December 2018	(52)	(126)	5	–	200	27
Exchange adjustment	–	(1)	–	–	–	(1)
Movement in income statement – current year	19	11	–	–	(21)	9
Movement in income statement – prior years	(3)	–	–	–	10	7
Movement in other comprehensive income	–	–	1	–	–	1
Movement in equity	–	–	–	–	1	1
Changes in tax rate	(1)	1	1	–	(4)	(3)
Acquisitions	–	(106)	–	–	48	(58)
At 31 December 2019	(37)	(221)	7	–	234	(17)

Represented by:

	2019	2018
	$ million	$ million
Deferred tax assets	150	126
Deferred tax liabilities	(167)	(99)
Net position at 31 December	(17)	27

The Group has gross unused trading and non-trading tax losses of $219m (2018: $149m) and gross unused capital losses of $104m (2018: $102m) available for offset against future profits, of which $9m of trading losses will expire within five years from the balance sheet date if not utilised. A deferred tax asset of $46m (2018: $28m) has been recognised in respect of $116m (2018: $74m) of the trading and non-trading tax losses. No deferred tax asset has been recognised on the remaining unused tax losses as they are not expected to be realised in the foreseeable future. There are no temporary differences in respect of investments in subsidiaries and associates for which deferred tax liabilities have not been recognised (2018: $nil).